SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2002

Structured Products Corp., on behalf of

TIERS Corporate Bond-Backed Certificates Trust IBM 1997-4
TIERS Corporate Bond-Backed Certificates Trust BLS 1997-6
TIERS Corporate Bond-Backed Certificates Trust APA 1997-8
TIERS Corporate Bond-Backed Certificates Trust JPM 1998-2
TIERS Corporate Bond-Backed Certificates Trust MOT 1998-5
TIERS TENS Certificates Trust LTR 1998-4
TIERS Corporate Bond-Backed Certificates Trust C 1998-6
CorTS Trust for J.C. Penney Debentures
CorTS Trust for BellSouth Debentures
CorTS Trust for Xerox Capital Trust I
CorTS Trust for Southern Company Capital Trust I
CorTS Trust for Countrywide Capital I
TIERS Principal-Protected Asset Backed Certificates Trust Series Telecom 2000-13
TIERS Principal-Protected Asset Backed Certificates Trust Series Semiconductor 2000-14
TIERS Principal-Protected Asset Backed Certificates Trust Series Nasdaq 2000-15
CorTS Trust for AON Capital A
CorTS Trust for Allstate Financing
CorTS Trust for PECO Energy Capital Trust III
CorTS Trust for Safeco Capital Trust I
CorTS Trust for First Union Institutional Capital I
CorTS Trust for Provident Financing Trust I
CorTS Trust II for Countrywide Capital I
CorTS Trust II for Ford Debentures
CorTS Trust II for IBM Debentures
CorTS Trust II for Provident Financing Trust I
CorTS Trust II for BellSouth Debentures
CorTS Trust for Chrysler Debentures
CorTS Trust for First Union Capital I
CorTS Trust for Ford Debentures
CorTS Trust for IBM Debentures
CorTS Trust III for First Union Institutional Capital II
CorTS Trust III for IBM Debentures
CorTS AFC Capital Trust I
CorTS Trust for Worldcom Debentures
CorTS Trust II for First Union Capital I
CorTS Trust II for Chrysler Debentures
CorTS Trust II for Sherwin-Williams Debentures
CorTS Trust for Great Western Financial

CorTS Trust II for Safeco Capital Trust I
CorTS Trust for Allstate Financing II
CorTS Trust for Fleet Capital Trust II
CorTS Trust for PECO Energy Capital Trust III
CorTS Trust for Provident Financing Trust I UnumProvident
CorTS Trust II for Countrywide Capital I
CorTS US West Communications Debentures
CorTS Trust II for Provident Financing Trust I UnumProvident
CorTS Trust for Corning Notes
CorTS Trust III for Provident Financing
TIERS Principal-Protected Certificates Trust PXT 2000-11
CorTS Trust for BankAmerica Institutional Capital B
TIERS Principal-Protected Asset Backed Certificates Trust Series S&P 2001-19
TIERS Principal-Protected Asset Backed Certificates Series Nasdaq 2000-15
TIERS Principal-Protected Asset Backed Certificate Trust Series Telecom 2000-13
TIERS Principal-Protected Asset Backed Certificates Series Nasdaq 2001-8
TIERS Principal-Protected Asset Backed Certificates Trust Series S&P 2001-11
TIERS Principal-Protected Asset Backed Certificates Trust Series DJIA 2001-26
CorTS Trust for Bristol-Myers Squibb Debentures
CorTS Trust III for AON Capital A
CorTS Trust for SunAmerica Debentures
CorTS Trust for Walt Disney Notes
CorTS Trust fir Verizon Global Funding Notes
CorTS Trust fir W.R. Berkeley Capital Trust
CorTS Trust III for Safeco Capital Trust I
CorTS Trust III for Sherwin-Williams Debentures
CorTS Trust IV for IBM Debentures
CorTS Trust IV for Safeco Capital Trust I
TIERS Principal-Protected Minimum-Return Asset Backed Certificates Trust Series S&P 2002-9
TIERS Principal-Protected Minimum-Return Asset Backed Certificates Trust Series Nasdaq 2002-6
tIERS Principal-Protected Asset Backed Certificates Trust Series DJIA 2002-5
TIERS Principal-Protected Asset Backed Certificates Trust Series S&P 2002-1
TIERS Principal-Protected Minimum-Return Asset Backed Certificates Series S&P Midcap 2002-12
CorTS Trust for GE Global Insurance Notes
TIERS Principal-Protected Minimum Return Asset Backed Certificates Trust Series S&P 2002-19

(Exact name of registrant as specified in its charter)

Delaware	33-55860/ 33-357357	13-3692801

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

390 Greenwich Street, New York, New York	10013

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code (212) 783-6645

Item 1.	Changes in Control of Registrant. Not Applicable.

Item 2.	Acquisition or Disposition of Assets. Not Applicable.

Item 3.	Bankruptcy or Receivership. Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5.	Other Events. Not Applicable.

Item 6.	Resignations of Registrant's Directors. Not Applicable.

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Not Applicable. (b) Not Applicable. (c) Exhibits:

1. Trustee's Report with respect to the December 1, 2002 Distribution
Date for the CorTS Trust for IBM Debentures
2. Trustee's Report with respect to the December 1, 2002 Distribution
Date for the CorTS Trust II for IBM Debentures
3. Trustee's Report with respect to the December 1, 2002 Distribution
Date for the CorTS Trust III for IBM Debentures
4. Trustee's Report with respect to the December 1, 2002 Distribution
Date for the CorTS Trust IV for IBM Debentures
5. Trustee's Report with respect to the December 1, 2002 Distribution
Date for the CorTS Trust for IBM Debentures
6. Trustee's Report with respect to the December 1, 2002 Distribution
Date for the CorTS Trust for Corning Notes
7. Trustee's Report with respect to the December 1, 2002 Distribution
Date for the CorTS Trust for Verizon Global Funding Notes
8. Trustee's Report with respect to the December 1, 2002 Distribution
Date for the CorTS Trust II for Bellsouth Debentures
9. Trustee's Report with respect to the December 1, 2002 Distribution
Date for the CorTS Trust for First Union Institutional Capital I

10. Trustee's Report with respect to the December 1, 2002 Distribution Date for the TIERS Corporate Bond Backed Certificates, Series IBM 1997-4

No reports required for the other series listed.

Not Applicable.

Item 8.	Change in Fiscal Year Not Applicable.

Item 9.	Regulation FD Disclosure Not Applicable.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/Timothy P. Beaulac Name: Timothy P. Beaulac Title: President and Finance Officer

December 1, 2002

EXHIBIT INDEX

Exhibit 1. Trustee's Report with respect to the December 1, 2002 Distribution Date for the CorTS Trust for IBM Debentures	Page 7

2. Trustee's Report with respect to the December 1, 2002 Distribution Date for the CorTS Trust II for IBM Debentures	8

3. Trustee's Report with respect to the December 1, 2002 Distribution Date for the CorTS Trust III for IBM Debentures	9

4. Trustee's Report with respect to the December 1, 2002 Distribution Date for the CorTS Trust IV for IBM Debentures	10

5. Trustee's Report with respect to the December 1, 2002 Distribution Date for the CorTS Trust for Corning Notes	11

6. Trustee's Report with respect to the December 1, 2002 Distribution Date for the CorTS Trust for Verizon Global Funding Notes	12

7. Trustee's Report with respect to the December 1, 2002 Distribution Date for the CorTS Trust II for Bellsouth Debentures	13

8. Trustee's Report with respect to the December 1, 2002 Distribution Date for the CorTS Trust for First Union Institutional Capital I	14

9. Trustee's Report with respect to the December 1, 2002 Distribution Date for the TIERS Corporate Bond Backed Certificates, Series IBM 1997-4	15

Exhibit 1

To the Holders of
CorTS TRUST FOR IBM DEBENTURES
*CUSIP: 22081A202

Pursuant to Section 4.3 of the Trust Agreement, U.S. Bank Trust National Association, as Trustee for CorTS Trust for IBM Debentures hereby gives notice with respect to the Distribution occurring on December 1, 2002 (The “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificate holders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 unit thereof, is as set forth below:

Principal $0.00	Interest $0.890625	Total Distribution $0.890625

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00

3.	No fees have been paid to the Trustee of any other party from the proceeds of the Term Assets.

4.	$60,000,000 aggregate principal amount of International Business Machines Corporation Debentures 7.125% due 12-1-2096 CUSIP: 459200AP6 (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, 2,400,400Certificates representing $60,000,000 aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 2

To the Holders of
CorTS TRUST II for IBM DEBENTURES
*CUSIP: 22081D206

Pursuant to Section 4.3 of the Trust Agreement, U.S. Bank Trust National Association, as Trustee for CorTS Trust II for IBM Debentures hereby gives notice with respect to the Distribution occurring on December 1, 2002 (The “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificate holders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 unit thereof, is as set forth below:

Principal $0.00	Interest $0.890625	Total Distribution $0.890625

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00

3.	No fees have been paid to the Trustee of any other party from the proceeds of the Term Assets.

4.	$32,302,000 aggregate principal amount of International Business Machines Corporation 7.125% Debentures maturing December 1, 2096 CUSIP: 459200AP6 (the Term Assets) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,292,080 Certificates representing $32,302,000 aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 3

To the Holders of:
CorTS TRUST III for IBM DEBENTURES *CUSIP: 22081Q207

Pursuant to Section 4.3 of the Trust Agreement, U.S. Bank Trust National Association, as Trustee for CorTS Trust III for IBM Debentures hereby gives notice with respect to the Distribution occurring on December 1, 2002 (The “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificate holders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 unit thereof, is as set forth below:

Principal $0.00	Interest $0.90	Total Distribution $0.90

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00

3.	No fees have been paid to the Trustee of any other party from the proceeds of the Term Assets.

4.	$95,480,000 aggregate principal amount of International Business Machines Corporation 7.125% Debentures due December 1, 2096 CUSIP: 459200AP6 (the Term Assets) are held for the above trust.

5.	At the close of business on the Distribution Date, 3,779,416 Certificates representing $94,485,400 aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 4

To the Holders of:
CorTS TRUST IV for IBM DEBENTURES *CUSIP: 22082G208

Pursuant to Section 4.3 of the Trust Agreement, U.S. Bank Trust National Association, as Trustee for CorTS Trust IV for IBM Debentures hereby gives notice with respect to the Distribution occurring on December 2, 2002 (The “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificate holders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 unit thereof, is as set forth below:

Principal $0.00	Interest $0.6756944	Total Distribution $0.6756944

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00

3.	No fees have been paid to the Trustee of any other party from the proceeds of the Term Assets.

4.	$66,611,000 aggregate principal amount of International Business Machines Corporation 7.125% Debentures due December 1, 2096 CUSIP: 459200AP6 (the Term Assets) are held for the above trust.

5.	At the close of business on the Distribution Date, 2,644,440 Certificates representing $66,611,000 aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 5

To the Holders of:
CorTS TRUST for CORNING NOTES
*CUSIP: 22081W105

Pursuant to Section 4.3 of the Trust Agreement, U.S. Bank Trust National Association, as Trustee for CorTS Trust for CORNING NOTES hereby gives notice with respect to the Distribution occurring on December 2, 2002 (The “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificate holders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 unit thereof, is as set forth below:

Principal $0.00	Interest $1.00	Total Distribution $1.00

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00

3.	No fees have been paid to the Trustee of any other party from the proceeds of the Term Assets.

4.	$38,650,000 aggregate principal amount of Corning Incorporated 8.3% Medium Term Notes due April 4, 2025 CUSIP: 21935NAW5 (the Term Assets) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,546,000 Certificates representing $38,650,000 aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 6

To the Holders of:
CorTS TRUST for Verizon Global Funding Notes
*CUSIP: 22082F200

Pursuant to Section 4.3 of the Trust Agreement, U.S. Bank Trust National Association, as Trustee for CorTS Trust for Verizon Global Funding Notes hereby gives notice with respect to the Distribution occurring on December 2, 2002 (The “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificate holders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 unit thereof, is as set forth below:

Principal $0.00	Interest $.783594	Total Distribution $.783594

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00

3.	No fees have been paid to the Trustee of any other party from the proceeds of the Term Assets.

4.	$101,585,000 aggregate principal amount of Verizon Global Funding 7.125 Notes due December 1, 2030 CUSIP: 92344GAM8 (the Term Assets) are held for the above trust.

5.	At the close of business on the Distribution Date, 4,063,400 Certificates representing $101,585,000 aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 7

To the Holders of:
CorTS TRUST II for BellSouth Debentures
*CUSIP: 22081C208

Pursuant to Section 4.3 of the Trust Agreement, U.S. Bank Trust National Association, as Trustee for CorTS Trust II for BellSouth Debentures hereby gives notice with respect to the Distribution occurring on December 2, 2002 (The “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificate holders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 unit thereof, is as set forth below:

Principal $0.00	Interest $0.875	Total Distribution $0.875

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00

3.	No fees have been paid to the Trustee of any other party from the proceeds of the Term Assets.

4.	$82,840,000 aggregate principal amount of BellSouth Telecommunications Inc. 7% Debentures due December 1, 2095 CUSIP: 079867AP2 (the Term Assets) are held for the above trust.

5.	At the close of business on the Distribution Date, 3,313,600 Certificates representing $82,840,000 aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 8

To the Holders of:
CorTS TRUST for First Union Institutional Capital I
*CUSIP: 22080W205

Pursuant to Section 4.3 of the Trust Agreement, U.S. Bank Trust National Association, as Trustee for CorTS Trust for First Union Institutional Capital I hereby gives notice with respect to the Distribution occurring on December 2, 2002 (The “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificate holders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 unit thereof, is as set forth below:

Principal $0.00	Interest $1.025	Total Distribution $1.025

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00

3.	No fees have been paid to the Trustee of any other party from the proceeds of the Term Assets.

4.	$46,455,000 aggregate principal amount of First Union Institutional Capital I 8.04% Capital Securities due December 1, 2026, CUSIP: 337363AE5 (the Term Assets) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,821,942 Certificates representing $45,548,550 aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 9

To the Holders of:
Trust Investment Enhanced Return Securities
Corporate Bond-Backed Certificates, Series IBM 1997-4
ZTF Class
Amortizing Class

Pursuant to Section 4.2 of the Trust Agreement, U.S. Bank Trust National Association, as Trustee for Tiers Corporate Bond-Backed Certificates Series IBM 1997-4, hereby gives notice with respect to the Distribution occurring on December 2, 2002 (The “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificate holders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 unit thereof, is as set forth below:

Class ZTF Class Amortizing Class	Principal $0.00 $16.292807	Interest $0.00 $31.813980	Total Distribution $0.00 48.106787

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00.

3.	No fees have been paid to the Trustee of any other party from the proceeds of the Term Assets.

4.	The aggregate principal amount of the IBM 7 1/8% Debentures due December 1, 2096 held for the above trust is $100,000,000.00.

5.	At the close of business on the Distribution Date, 1,821,942 Certificates representing $45,548,550 aggregate Certificate Principal Balance were outstanding.

Class ZTF Class Amortizing Class	Principal Balance $100,000,000.00 $ 62,901,002.26

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.